UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 1, 2020

Town Sports International Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36803	20-0640002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 US North Highway 1, Suite 201, Jupiter, Florida		33477
(Address of Principal Executive Offices)		(Zip Code)

399 Executive Boulevard, Elmsford, New York		10523
(Mailing address)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 246-6700

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.001 par value per share	CLUB	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Town Sports International, LLC (“TSI LLC”), an indirect, wholly-owned subsidiary of Town Sports International Holdings, Inc. (the “Company”), previously entered into a $370.0 million senior secured credit facility (“2013 Senior Credit Facility”) pursuant to a credit agreement dated November 15, 2013 (the “Credit Agreement”) by and among TSI LLC, TSI Holdings II, LLC, a wholly-owned subsidiary of the Company (“Holdings II”), as a Guarantor, the lenders party thereto, Deutsche Bank AG, as administrative agent, and Keybank National Association, as syndication agent. The 2013 Senior Credit Facility consists of a $325.0 million term loan facility maturing on November 15, 2020 (“2013 Term Loan Facility”) and a $15.0 million revolving loan facility that matured and expired on August 14, 2020 (“2013 Revolving Loan Facility”). The 2013 Term Loan Facility is due in its entirety on November 15, 2020 and was therefore classified as a current liability on the Company’s consolidated balance sheet as of March 31, 2020 and December 31, 2019.

The Company is currently working with prospective lenders to refinance the 2013 Term Loan Facility in advance of its maturity date, however, there can be no assurance that the Company will be able to refinance its debt, or if it is able to refinance its debt, that such financing will be on terms favorable to the Company.  If the Company cannot obtain refinancing, the remaining principal balance of the 2013 Term Loan Facility of $177.3 million as of March 31, 2020 will become payable on November 15, 2020. The Company does not have sufficient sources of cash to satisfy its obligations under the 2013 Term Loan Facility on the date of maturity.

Moreover, recent events relating to the COVID-19 pandemic have had a material adverse effect on the Company’s results of operations, cash flows and liquidity and further contribute to conditions that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date the financial statements are issued. Under the terms of the 2013 Term Loan Facility, this is considered an event of default which allows the lenders to call the debt in advance of maturity. Further, the Company is in breach of one of its covenants under the Credit Agreement as of December 31, 2019, and this too allows the lenders to call the debt in advance of maturity. As previously disclosed in the Company’s Current Report on Form 8-K dated August 20, 2020, as a result of the failure to repay all amounts outstanding under the 2013 Revolving Loan Facility prior to maturity on August 14, 2020, the Company is also in breach of the terms associated with this facility. Accordingly, the lenders under the Credit Agreement may by written request cause the issuance of a notice of default to the Company and immediately exercise remedies under the 2013 Senior Credit Facility, including without limitation, by declaring the principal of and any accrued interest in respect of all loans, notes, and all obligations owing thereunder to be immediately due and payable. As of September 1, 2020, no lender pursuant to the Credit Agreement has commenced any legal action against the Company.

As a result of the Company’s strained cash position and current inability to repay all amounts outstanding under the 2013 Term Loan Facility and 2013 Revolving Loan Facility, and the challenges of COVID-19, we currently anticipate that TSI LLC, Holdings II and certain other subsidiaries of the Company that constitute the Subsidiary Guarantors (as defined in the Credit Agreement) may be forced to file a petition for relief under the United States Bankruptcy Code (the “Bankruptcy Code”) in the near future. Such a filing would subject us to the risks and uncertainties associated with bankruptcy proceedings and may place equity holders in the Company at significant risk of losing some or all of their investment in TSI LLC, Holdings II, and such subsidiaries that constitute Subsidiary Guarantors (as defined in the Credit Agreement). In addition, it is possible that the Company may be forced to file a petition for relief under the Bankruptcy Code, which may further exacerbate the risks described herein and further increase the likelihood that our equity holders would lose some or all their investment in the Company. A bankruptcy filing by such entities, or by the Company, could cause a material adverse effect on our business, financial condition, results of operations and liquidity. In the event of such bankruptcy filing, the Company expects that it will need to raise up to approximately $80 million in financing to fund the costs associated with the bankruptcy filing, professional fees in connection with the bankruptcy and to cover operating shortfalls.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Forward-Looking Statements

Certain statements in this Current Report regarding the Company’s future intentions contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “target,” “could,” or the negative version of these words or other comparable words. Such statements are subject to various risks and uncertainties, many of which are outside our control, including, among others, the duration and severity of the COVID-19 pandemic, actions that may be taken by governmental authorities to contain the COVID-19 outbreak or treat its impact, the potential negative impacts of COVID-19 on the economy in the United States and the impact of COVID-19 on the Company’s financial condition and business operations and other specific risk factors disclosed in our prior SEC filings. We believe that all forward-looking statements are based on reasonable assumptions when made; however, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, one should not place undue reliance on these statements. Forward-looking statements speak only as of the date when made, and we undertake no obligation to update these statements in light of subsequent events or developments. Actual results may differ materially from anticipated results or outcomes discussed in any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Registrant)

Date: September 1, 2020	By:	/s/ Patrick Walsh
Patrick Walsh
Chairman and Chief Executive Officer